EXHIBIT 10.2


                        REVOLVING CREDIT PROMISSORY NOTE
                                   (INVENTORY)


Boca Raton, Florida                                              August 11, 2006
$2,000,000.00

         FOR VALUE RECEIVED, the undersigned, SLS INTERNATIONAL, INC., A DELAWARE CORPORATION (the "Maker"), promises to pay to the order of CAPITAL GROWTH ASSET BASED BRIDGE LOAN FUND II, LLC, a Florida limited liability company (the "Lender"), the principal amount of up to TWO MILLION AND NO/100 DOLLARS ($2,000,000.00) (the "Total Principal Amount"), or such lesser amount that is less outstanding from time to time under this Revolving Credit Promissory Note ("Note") is less than the Total Principal Amount, together with interest at the rate set forth below on such portion of the Total Principal Amount which has been advanced to Maker from the date advanced until paid ("Loan"). The Loan shall be made and paid as follows:

      (1) Advances: Advances made under the Loan shall not exceed at any time the lesser of (i) TWO MILLION AND NO/100 DOLLARS ($2,000,000.00), or (ii) fifty percent (50%) of Maker's cost of inventory, or (iii) seventy-five percent (75%) of the net appraised liquidation value, as otherwise determined by Lender in its sole discretion. Notwithstanding the foregoing the initial advance shall not be greater than $908,000.00.

      (2) Interest Rate: The unpaid principal amount due under this Note shall bear interest at a fixed rate per annum which shall from day to day be equal to the lesser of (a) the Maximum Rate (as hereinafter defined), or
      (b) eighteen percent (18%) on the outstanding principal balance ("Contract Rate"), calculated on the basis of the actual days elapsed but computed as if each year consisted of 365 days; provided, further that if at any time the Contract Rate shall exceed the Maximum Rate, thereby causing the interest on this Note to be limited to the Maximum Rate, then any subsequent increase in the Maximum Rate shall not reduce the rate of interest on this Note below the Maximum Rate until the total amount of interest accrued on this Note equals the amount of interest which would have accrued on this Note if the Contract Rate had at all times been in effect. The term "Maximum Rate", as used herein, shall mean at the particular time in question the maximum rate of interest, which under applicable law, may then be charged on this Note. If such Maximum Rate of interest changes after the date hereof, the Maximum Rate shall be


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      automatically increased or decreased, as the case may be, without notice to Maker from time to time as of the effective date of each change in such Maximum Rate. If applicable law ceases to provide for such a Maximum Rate of interest, the Maximum Rate shall be equal to the Contract Rate per annum.

      (3) Repayment Terms: The principal of and all accrued but unpaid interest on this Note shall be due and payable as follows:

      (a) Interest shall be due and payable monthly as it accrues commencing September 1, 2006, and continuing on the first (1st) day of each successive month thereafter during the term of this Note.

      (b) The outstanding principal balance of this Note together with all accrued but unpaid interest shall be due and payable in full on August 1, 2007 (the "Maturity Date"), subject, however, to Lender's rights to accelerate the maturity date as described below, and subject to extension as provided in the Loan Agreement (as defined below) .

      The calculation of the interest will commence with the date that funds are advanced and will end, as applicable, on the date that cleared funds are received including three (3) clearing days for in-state checks and five
      (5) days for out-of-state checks. The term of this Note is referred to as the "Term."

      Maker authorizes Lender to effect the collection of all interest payments, monthly monitoring fees, principal payments and any Over Advance (as defined in the Loan Agreement between Maker and Lender, of even date herewith (the "Loan Agreement")) as well as the principal balance as of the Maturity Date, due under this Note by a direct payment from Factor, into a designated account established by Lender. In addition, Lender is authorized to charge such amounts to the Maker's loan account with Lender. Maker shall execute any and all documentation prepared by Lender or Lender's counsel to memorialize such directive that Lender may reasonably request. All payments of principal or interest on this Note shall be made in lawful money of the United States of America in immediately available funds. If any payment of principal or interest on this Note shall become due on a day that is not a Business Day (as hereinafter defined), such payment shall be made on the next succeeding Business Day and any such extension of time shall be included in computing interest in connection with such payment. As used herein, the term "Business Day" shall mean any day other than a Saturday, Sunday or any other day on which Lender's office in Boca Raton, Florida is closed. All regularly scheduled payments of the indebtedness evidenced by this Note shall be applied first to any accrued but unpaid interest and fees then due and payable hereunder and then to the principal amount then due and payable.

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         Unless collected by Lender as set forth above, all installments of interest, and the principal payment due at maturity, are payable at the offices of Lender located at 2201 NW Corporate Blvd., Suite 201, Boca Raton, Florida 33431, or at such other place as Lender hereof may, from time to time, designate in writing, in lawful money of the United States of America, which shall be in legal tender for public and private debts at the time of payment.

         Subject to the terms of the Loan Documents, Maker may request advances and make payments hereunder from time to time, provided that it is understood and agreed that the aggregate principal amount outstanding from time to time hereunder shall not at any time exceed the Total Principal Amount. The unpaid balance of this Note shall increase and decrease with each new advance or payment hereunder as the case may be from time to time. This Note shall not be deemed terminated or cancelled prior to the Maturity Date, although the entire principal balance hereof may from time to time be paid in full. Subject to the terms of this Note and the other Loan Documents, Borrower may borrow, repay and reborrow hereunder. Notwithstanding the foregoing, if Maker repays any outstanding balance due on the Note (in full or in part) and/or the available line is reduced at any time during the term of the Loan, Lender makes no representations and/or guarantee to Maker that funds will be available to Maker if Maker requests additional or future advances on the line subsequent to any repayment or pay down thereof. Maker agrees to hold Lender harmless in all respects and hereby waives any rights Maker may have under this Note or any of the Loan Documents to pursue an action, lawsuit, claim or the like against Lender in the event that funds are unavailable to advance subsequent to a repayment or pay down of any portion of the Loan.

         The Maker shall be required to utilize the loan proceeds to satisfy existing debt and for working capital. The Maker hereby authorizes the Lender to keep track internally of the loan funds disbursed to the Maker hereunder and agrees that the Lender's internal records and the outstanding principal balance as shown thereon at any given time during the term of this Note shall constitute conclusive evidence of the loan made to the Maker, and of the outstanding principal balance under this Note.

         It is agreed hereby that if any payment of principal or interest is not made within ten (10) days from the date same is due and payable ("Monetary Default"); or if default is made in the performance of any agreement or covenant contained in any other instrument evidencing or securing payment hereof, now existing or hereafter created, and Maker fails to cure said default within fifteen (15) days of receiving notice from Lender of such default, or upon the insolvency, bankruptcy or dissolution of the Maker and/or any guarantors hereof; or upon the death of any individual Maker or guarantor hereof ("Non-Monetary Default"), then, in any or all such events, this Note shall be in default and the entire principal sum and accrued interest shall be immediately due and payable. While in default, the principal of this Note shall bear interest at the maximum per annum rate permitted by law in the State of Florida (the "Default Rate").

         In addition to the above, and provided Lender has not exercised its right to accelerate this Note as hereinabove stated, Lender may collect a late charge not to exceed an amount equal to five percent (5%) of any principal and interest installment which is not paid within ten (10) days of the due date thereof (or any check that does not clear) to cover the extra expense involved in handling delinquent payments, provided that collection of said late charge


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shall not be deemed a waiver by Lender of any of its other rights under this
Note or any other instrument given to secure this indebtedness. The Maker and Lender hereby agree that said charge is a fair and reasonable charge for the late payment and shall not be deemed a penalty. Additionally, Lender may exercise any and all other rights and remedies Lender has as outlined in the other loan documents that secure this Loan.

         The Maker shall make all payments due under this Note without defense, set-off or counterclaim on its part.

         Failure of the Lender to exercise the option to accelerate the balance owed and/or collect the late charge, shall not constitute a waiver of the right to exercise same at any other time in the future.

         In the event that Maker wishes to prepay the entire principal balance due under this Note prior to maturity, Maker shall be obligated to pay Lender, at the time such payment is tendered, a prepayment penalty determined as follows: (i) in the event that the prepayment occurs during the first four (4) months of the Term, then the Borrower shall pay (a) FIFTEEN THOUSAND AND NO/100 DOLLARS ($15,000.00) per month for each month remaining in the initial four (4) months of the Term, plus (b) $50,000.00.; (ii) in the event that the prepayment occurs during the second four (4) months of the Term, then the Borrower shall pay (a) SEVEN THOUSAND FIVE HUNDRED AND NO/100 DOLLARS ($7500.00) per month for each month remaining in the second four (4) months of the Term, plus (b) $20,000.00; and (iii) in the event that the prepayment occurs during the final four (4) months of the Term, then the Borrower shall pay FIVE THOUSAND AND NO/100 DOLLARS ($5,000.00) per month for each month remaining in the Term. As an example, in the event that the Borrower seeks to prepay the entire principal balance due under this Note after the second month of the Term, then the prepayment penalty will be $80,000.00, which will be $15,000.00 per month for two (2) months ($30,000.00), plus $50,000.00. Notwithstanding the foregoing, in the event that there is no Event of Default hereunder or under the Loan Agreement or any of the Loan Documents (as defined in the Loan Agreement), and the Borrower has availability under the Loan Agreement, and the full amount of this Note is not outstanding, and the Borrower shall not have made a prepayment to the Lender during the Term of this Note in excess of $250,000.00, and in the event that the Borrower requests an advance from the Lender, and the Lender is unable at such time to make such advance to Borrower because the Lender does not have sufficient funds to make such advance and is unable to make such advance for a period of 60 consecutive days, and the Borrower seeks alternative financing in order to be able to borrow such funds and as a result of such alternate financing prepays the entire balance due under this Note prior to the expiration of the Term, then no prepayment penalty will be due in connection with such prepayment

         It is agreed that each maker and endorser, jointly and severally, shall pay all costs of collection, including reasonable attorneys' fees, on failure to pay any principal or interest when due on this Note. Such costs and attorneys' fees shall include, but not be limited to, reasonable attorneys' fees and paralegal fees incurred by Lender hereof in any and all judicial proceedings, including appellate proceedings, arising out of enforcement and/or collateral securing this indebtedness, whether such proceedings arise before or after entry of final judgment.

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         In case any provision (or any part of any provision) contained in this
Note shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or enforceability shall not affect any other provision (or remaining part of the affected provision) of this Note, but this Note shall be construed as if such invalid, illegal or unenforceable provision (or part thereof) had never been contained herein, but only to the extent it is invalid, illegal or unenforceable.

         Notwithstanding any provision of this Note and/or any instrument securing payment of this Note to the contrary, it is the intent of the undersigned Maker and Lender that Lender hereof shall never be entitled to receive, collect or apply as interest on principal of the indebtedness any amount in excess of the maximum rate of interest permitted to be charged by applicable law; and in the event Lender ever receives, collects, or applies as interest any such excess, such amount which should be excessive interest shall be deemed a partial prepayment of principal and treated hereunder as such; and, if the principal of the indebtedness secured hereby is paid in full, any remaining excess funds shall forthwith be paid to Maker. In determining whether or not the interest paid or payable under any specific contingency exceeds the highest lawful rate, Maker and Lender shall, to the maximum extent permitted under applicable law, (a) characterize any non-principal payment as an expense, fee or premium rather than as interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate and spread, in equal parts, the total amount of interest throughout the entire contemplated term of the indebtedness so that the interest rate is uniform throughout the entire term of the indebtedness; provided that if the indebtedness is paid and performed in full prior to the end of the full contemplated term thereof, and if the interest received for the actual period of existence thereof exceeds the maximum lawful rate, Lender shall refund to Maker the amount of such excess or credit the amount of such excess against the principal portion of the indebtedness, and in such event, Lender shall not be subject to any penalties provided by any laws for contracting for, charging, or receiving interest in excess of the maximum lawful rate. In no contingency or event whatsoever shall the amount paid or agreed to be paid to Lender for the use, forbearance or detention of the indebtedness collateralized hereby exceed the maximum amount permissible under applicable law. If, from any circumstances whatsoever, fulfillment of any provision hereof or any provision of any instrument securing the primary obligation at the time performance of such provision shall be due shall involve transcending the limit of validity prescribed by applicable law, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity. This provision shall control every other provision of this Note.

         Maker, and each surety, endorser, guarantor and other party liable for the payment of any sums of money payable on this Note, jointly and severally waive valuation and appraisement, presentment and demand for payment, protest and notice of protest and nonpayment, notice of dishonor, notice of demand or intent to demand, notice of maturity and all requirements necessary to hold each of them liable as maker, surety, endorser, guarantor and any other party liable for the payment of sums of money hereunder, and agree that their liability on this Note is unconditional and shall not be affected by any renewal or extension in the time of payment thereof or by any release or change in any security for the payment of this Note, regardless of the number of such renewals, waivers, extensions, releases or changes granted or consented to by the Lender hereof.

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         Maker and Lender mutually understand, covenant and agree that the provisions of this Note (i) shall be binding upon Maker and its successors and assigns (except as herein otherwise set forth) and shall inure to the benefit of Lender and its assigns including any subsequent Holder of this Note and (ii) shall be construed, governed and enforced in all respects by the laws of the State of Florida, including the Usury Laws of said state.

         Time shall be of the essence of each and every covenant and promise contained in this Note and every other instrument securing the repayment of this Note, now existing or hereafter created.

         The Maker of this Note authorizes and employs the Lender, in its sole discretion, at any time after the occurrence of a default hereunder, and after the expiration of the applicable grace and/or cure periods set forth hereinabove, to appropriate and, in such order as the Lender may elect, apply any sums of money, deposits, property or collateral securing this Note to the payment hereof or to the payment of any and all indebtedness, liabilities and obligations of such parties to the Lender or any of the Lender's affiliates, whether now existing or hereafter created or arising or now owned or howsoever after acquired by the Lender or any of the Lender's affiliates (whether such indebtedness, liabilities and obligations are or will be joint or several, direct or indirect, absolute or contingent, liquidated or unliquidated, matured or unmatured).

         This Note is secured by a Loan Agreement and Security Agreement (collectively, the "Agreements"), Validity Guarantees (collectively the "Guaranty") and a UCC-1 Financing Statement ("UCC-1"), all executed simultaneously with the Note, and is to be construed according to the Laws of the State of Florida and Delaware as it relates to the filing of UCC-1 in said jurisdiction. Any default occurring under the Agreements, or any other instrument(s) given to secure this indebtedness or evidence the loan transaction between Maker and Lender, now existing or hereafter created (collectively the "Loan Documents") shall constitute a default under this Note, and Lender, at its option, and after the expiration of the applicable grace and/or cure periods set forth hereinabove, may declare this Note due and payable in full.

         Maker hereby submits to the jurisdiction of the courts of the State of Florida in the event any litigation arising from or related to this Note is commenced. Maker agrees that the Lender may institute any cause of action against Maker involving this Note or any of the instruments securing the indebtedness as set forth herein in the courts of Palm Beach County, Florida, and hereby waives any venue privilege or right to be sued in any other forum.

         This Note may not be terminated orally, but only by discharge in writing and signed by the party who is the Holder of this Note at the time enforcement of any discharge is sought.

         Documentary stamp tax has been paid in full and proper stamps are affixed to the Agreement and/or applicable loan documents that secure repayment of this Note.

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         LENDER AND MAKER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE
THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE, THE SECURITY AGREEMENT, OR ANY AGREEMENT OR DOCUMENT EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY. MAKER ACKNOWLEDGES THAT THIS MUTUAL WAIVER CONSTITUTES A MATERIAL INDUCEMENT TO LENDER TO MAKE THE LOAN EVIDENCED BY THIS NOTE.

         THIS LOAN IS PAYABLE IN FULL ON AUGUST 1, 2007. THE MAKER MUST REPAY THE ENTIRE PRINCIPAL BALANCE OF THE LOAN AND ALL UNPAID INTEREST THEN DUE. UNLESS OTHERWISE PROVIDED FOR HEREIN, THE LENDER IS UNDER NO OBLIGATION TO RENEW, EXTEND OR REFINANCE THE LOAN AT THAT TIME. THE MAKER WILL, THEREFORE, BE REQUIRED TO MAKE PAYMENT OUT OF OTHER ASSETS THAT THE MAKER MAY OWN, OR THE MAKER WILL HAVE TO FIND A LENDER, WHICH MAY BE THE LENDER HEREWITH, WILLING TO LEND THE UNDERSIGNED THE MONEY.


         IN WITNESS WHEREOF, the undersigned has executed and delivered this Note the day and year first hereinabove provided.

                                             SLS INTERNATIONAL, INC., A DELAWARE
                                             CORPORATION


                                             By:
                                                 -------------------------------
                                                 Print Name:

                                                 Title:










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